Rule 497(e)
                                                             File Nos. 333-25289
                                                                       811-08183
                            SCHWAB SELECT ANNUITY(R)

                         SUPPLEMENT DATED MARCH 28, 2005
                 To the Prospectus dated April 30, 2004 for the
                        Variable Annuity-1 Series Account
              of First Great-West Life & Annuity Insurance Company

Dear Schwab Select Annuity(R) Contract Owner:

Effective April 29, 2005 (the "Closing Date"), the Schwab Select Annuity(R) will no longer accept new Contributions or Transfers to the following Sub-Account(s) in your Contract::

Janus Aspen Series Worldwide Growth Portfolio - Institutional Shares; Dreyfus Variable Investment Fund Developing Leaders Portfolio - Initial Shares; AIM V.I. High Yield Fund - Series I Shares; Wells Fargo Advantage Multi Cap Value Fund; Federated American Leaders Fund II - Primary Shares; and Federated Capital Income Fund II - Primary Shares (collectively, the "Closed Funds").

As a result, effective as of the Closing Date, the Closed Funds will be closed to new Contributions and incoming Transfers. Please be advised that any Contributions or Transfers--including systematic Dollar Cost Averaging and Rebalancer Transfers--allocated to the Sub-Account(s) of the Closed Funds subsequent to the Closing Date will instead be allocated to the Schwab Money Market Portfolio Sub-Account.

Prior to the Closing Date, you may (i) Transfer assets invested in the Sub-Account(s) of the Closed Funds to any other Portfolio Sub-Account offered under your Contract or (ii) keep existing assets in the Sub-Account(s) of the Closed Funds.

You may elect to transfer your contract value in the Sub-Account(s) of the Closed Funds before the Closing Date by calling an annuity account representative at 1-800-838-0650, option 2, or in writing at Annuity Administration, PO Box 173920, Denver, CO 80217-3920. You may also use KeyTalk(R) at 1-800-838-0650, option 1, to elect a transfer from the Sub-Account(s) of the Closed Funds to another Portfolio Sub-Account, or the website at www.schwab.com/annuities.

All other Portfolios in your Schwab Select Annuity(R) remain available as Contribution options in your Contract. As always, the availability of any Portfolio as an investment option is subject to change. See the Prospectus for more information concerning the addition, deletion or substitution of Portfolios.

       This Supplement must be accompanied by or read in conjunction with the current Prospectus, dated April 30, 2004.

                Please keep this supplement for future reference.

Securities, when offered, are offered through GWFS Equities, Inc., a wholly owned subsidiary of Great-West Life & Annuity Insurance Company. Investment options offered through a group fixed and variable deferred annuity issued by Great-West Life & Annuity Insurance Company. For more information about investment options, including fees and expenses, you may obtain applicable prospectuses and/or disclosure documents from your registered representative. Read them carefully before investing. Your Plan may offer one or more of the following annuity policy form numbers: (FCIRA/RO-4/94 & -10/97]. Not for use in New York.